Prospectus supplement dated February 23, 2015
to the following prospectus(es):
Options VL (NLAIC) prospectus dated May 1, 2002
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In December, 2014, the MFS® Funds' Board of Trustees approved the proposed reorganization of MFS® Variable Insurance Trust - MFS Investors Growth Stock Series: Initial Class (the "Target Fund") into MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (the "Surviving Fund"). The proposed transaction is subject to approval by the shareholders of the Target Fund at a shareholders' meeting expected to be held on or about March 19, 2015. The merger is expected to occur on March 27, 2015. As such, effective on or about March 27, 2015, the following changes apply to the contract/policy:
•	The Surviving Fund is added as an investment option under the contract/policy, and all references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
•	Any allocations to the Target Fund are transferred to the Surviving Fund.
•	The Surviving Fund is only available as an investment option to policies issued prior to March 27, 2015.